Hewitt Money Market Fund

Series of Hewitt Series Trust

Prospectus

May 1, 2008

Hewitt Money Market Fund (“Money Market Fund” or the “Fund”) is a series of Hewitt Series Trust (the “Trust”), a diversified, open-end management investment company. The Fund is a money market fund. The investment objective of the Fund is to provide a high level of income, while preserving capital and liquidity, by investing in high quality, short-term securities.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ABOUT THE FUND

Investment Goals.    The investment objective of the Fund is to provide a high level of income, while preserving capital and liquidity, by investing in high quality, short-term securities.

Principal Investment Strategies.    The Fund pursues its investment objective by investing all of its investable assets in the Money Market Master Portfolio (the “Portfolio”), which is a series of the Master Investment Portfolio (“MIP”). Barclays Global Fund Advisors (“BGFA”) is the investment adviser to the Portfolio. The Portfolio has the same investment objective and substantially the same investment policies as the Fund. The Portfolio is a diversified portfolio that invests in the following types of money market instruments:

•	U.S. Government Obligations

•	Bank Obligations

•	Commercial Paper and Short-Term Corporate Debt Instruments

•	Repurchase Agreements

•	Letters of Credit

•	Floating- and Variable-Rate Obligations

Government obligations include debt securities issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Payment of principal and interest on these securities (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by, and supported only by the credit of the issuing agency or instrumentality, which agency or instrumentality may be privately owned. In the latter case, although the issuer may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury.

Principal Risks.    Because the Portfolio invests in debt securities, a decline in short-term interest rates will reduce the overall yields of the Fund and the return on an investment. Strong equity markets or a weak economy could cause a decline in short-term interest rates. Although the Portfolio invests only in high quality obligations, if an issuer fails to pay interest or to repay principal, the return on an investment in the Fund would be adversely affected and the net asset value of the Fund’s shares could decline. Net asset value may also be adversely affected by a substantial increase in short-term interest rates. The Portfolio’s investments are subject to the risk of sharply rising or falling interest rates that could cause the Fund’s income to fluctuate as the market value of the Portfolio’s securities fluctuates. The Fund’s yield will vary as the securities in the Portfolio mature or are sold, and proceeds are reinvested in securities with different interest rates. Under normal market circumstances, the Portfolio maintains a dollar-weighted average maturity of 90 days or less, and invests only in securities having remaining maturities of 397 days or less from the date of acquisition. All investments must be U.S. dollar denominated.

There are risks generally associated with concentrating investments in the banking industry, including interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money on your investment in the Fund.

The shares of the Fund are designed for use as an investment option by individual investors who seek income and stability of capital.

FUND PERFORMANCE

The return information provided below illustrates how the performance of the Fund can vary from year to year, which is one indication of the risks of investing in the Fund. Please keep in mind that the Fund’s past performance does not represent how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

Year	Returns
2001	3.36%
2002	0.98%
2003	0.31%
2004	0.49%
2005	2.37%
2006	4.22%
2007	4.48%

During the periods shown in the bar chart above:

Best Quarter Return	Worst Quarter Return
1.26% (1st Q 2001)	0.05% (3rd & 4th Q 2003 and 1st & 2nd Q 2004)

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

1 Year	3 Year	5 Year	Since Inception (12/4/2000)
4.48%	3.69%	2.36%	2.35%

To obtain current 7-day yield information for the shares of the Fund, call 1-800-890-3200.

INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average net assets)(1)
Management Fees(1)	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.96	%(2)
Total Annual Fund Operating Expenses(3) (before reimbursement)	1.06%
Reimbursement of Fund Expenses(4)	(0.11)%
Total Annual Fund Operating Expenses (after reimbursement)	0.95%

(1)	The Management Fee disclosed is the investment advisory fee payable to BGFA by the Portfolio in which the Fund currently invests. BGFA has contractually agreed to waive 0.03% of its advisory fees for the Portfolio. If this waiver were reflected in the table, the management fees for the Fund would be 0.07%, other expenses would be 0.96%, total annual fund operating expenses (before reimbursement) would be 1.03%, reimbursement of fund expenses would be (0.08%), and total annual fund operating expenses (after reimbursement) would be 0.95%. This arrangement expires on April 30, 2009, but can be extended by BGFA and the Board of the MIP.
(2)	“Other Expenses” includes a shareholder servicing fee of 0.25% and an administrative services fee of 0.55%.
(3)	“Total Annual Fund Operating Expenses” in the above table and the example below reflect the expenses of the Fund and the Portfolio in which it invests.
(4)	Hewitt Associates LLC (“Hewitt”), the Fund’s administrator, has contractually agreed to waive fees and to absorb the ordinary operating expenses of the Fund, excluding interest, brokerage commissions and extraordinary expenses, which exceed the aggregate per annum rate of 0.95% of the Fund shares’ average daily net assets. The Fund has agreed to repay Hewitt in the amount of the fees waived and the Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded. The arrangement will remain in effect unless and until the Board of Trustees of the Trust approves its modification or termination.

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. For the examples below, it is assumed that the agreement with Hewitt Associates LLC (“Hewitt”) to waive fees and to absorb ordinary operating expenses of the Fund as described in footnote 4 above will remain in effect only for the one-year period.(1)

The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example	1 Year	3 Years	5 Years	10 Years
	$97	$326	$574	$1,284

(1)	Assuming Hewitt’s agreement to limit the Fund’s expenses will remain in effect for the 10-year time period, the estimated cost of investing in the Fund would be:

Example	1 Year	3 Years	5 Years	10 Years
	$97	$303	$525	$1,166

Hewitt’s agreement to waive fees and absorb operating expenses will remain in effect unless and until the Board of Trustees of the Trust approves its modification or termination.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective.    The Fund seeks to provide a high level of income, while preserving capital and liquidity, by investing in high quality, short-term securities.

Investment Policies.    The Fund pursues its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is a series of MIP, which is an investment company, and has the same investment objective and substantially the same investment policies as the Fund. It seeks to achieve its investment objective by investing in high quality, short-term investments. These securities may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

Securities purchased by the Portfolio must be determined by BGFA to present minimal credit risks pursuant to procedures adopted by the Board of Trustees of MIP. Investments purchased by the Portfolio will at the time of purchase be rated as “high quality.” “High quality” means to be rated in the top two rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”) (or by one NRSRO if the instrument is rated by only one such organization) or, if unrated, determined by BGFA to be of comparable quality to an investment rated as high quality, in accordance with procedures established by the Board of Trustees of MIP. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required rating. BGFA will consider any such event in determining whether the Portfolio should continue to hold the securities. If the Portfolio continues to hold the securities, it may be subject to additional risk of default.

Under normal circumstances, the Portfolio expects to invest at least 95% of its assets in any combination of high quality, short-term investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

The Portfolio may invest up to 10% of the value of its assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days.

Types of Investments.    Subject to applicable investment policies and restrictions, BGFA purchases and sells securities for the Portfolio based on its assessment of current market conditions and its expectations regarding future changes in interest rates and economic conditions. The Portfolio may invest in the following types of securities:

U.S. Government Obligations—These obligations include debt securities issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by, and supported only by the credit of, the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, because the securities are not issued or guaranteed by the U.S. Treasury, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Bank Obligations—These obligations include, but are not limited to, negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and high-quality, short-term obligations of U.S. banks, foreign branches of U.S. banks, foreign banks, U.S. branches of foreign banks and foreign branches of foreign banks. The Portfolio may invest 25% or more of its total assets in obligations of domestic banks to the extent that the SEC, by rule or interpretation, permits funds to reserve freedom to concentrate their investments in such obligations.

Fixed time deposits are bank obligations that are payable at stated maturity dates and bear fixed rates of interest. They generally may be withdrawn on demand but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have an established market, there are no contractual restrictions on the Portfolio’s right to transfer a beneficial interest in the deposit to a third party. The Portfolio will not invest in fixed time deposits subject to withdrawal penalties, other than overnight deposits, if as a result more than 10% of the value of its assets would be invested in illiquid securities.

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations. Liquidity could be impaired because of political and economic developments and the obligations may be less marketable than comparable obligations of U.S. banks. A foreign jurisdiction might impose withholding or other taxes on interest income payable on those obligations and there is a risk that foreign deposits may be seized or nationalized. Foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not subject to examination by any U.S. Government agency.

Commercial Paper and Short-Term Corporate Debt Instruments—Commercial paper is a short-term, unsecured promissory note issued by a corporation to finance its short-term credit needs. It is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are a type of commercial paper. These notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of the notes. Both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Corporate debt securities include non-convertible debt securities (e.g., bonds and debentures) that have not more than 397 calendar days remaining to maturity at the time of their purchase by the Portfolio.

Repurchase Agreements—These agreements involve the purchase of a security by the Portfolio coupled with the agreement of the seller of the security to repurchase that security on a future date and at a specified price together with interest. The maturities of repurchase agreements are typically quite short, often overnight or a few days. The Portfolio may enter into repurchase agreements with respect to securities that it may purchase under its investment policies without regard to the maturity of the securities underlying the agreements. All repurchase transactions are fully collateralized. However, the Portfolio may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or the Portfolio’s ability to sell the collateral is restricted or delayed. It is the policy of the Portfolio not to invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with more than seven days to maturity.

Letters of Credit—Debt obligations that the Portfolio is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, be of investment quality comparable to other permitted investments.

Floating-Rate and Variable-Rate Obligations—Debt obligations purchased by the Portfolio may have interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These floating- and variable-rate instruments may include certificates of participation in such instruments.

Investment Company Securities—The Portfolio may invest in shares of other open-end investment companies, including investment companies that are affiliated with the Portfolio or BGFA, that invest exclusively in high-quality short-term securities, to the extent permitted under the Investment Company Act of 1940 (the “Investment Company Act”).

Investment Restrictions.    The Fund and the Portfolio are subject to various additional restrictions on their investments in addition to those described in this Prospectus. Certain of those restrictions, as well as the restrictions on concentration of investments described above and the investment objective of the Fund and the Portfolio, are deemed fundamental policies. Those fundamental policies cannot be changed without the approval of the holders of a majority of the Fund’s or the Portfolio’s outstanding voting securities, as defined in the Investment Company Act.

MANAGEMENT ARRANGEMENTS

Board of Trustees.    The business and affairs of the Fund are managed under the direction and supervision of the Board of Trustees of the Trust.

The Portfolio’s Adviser.    BGFA serves as the investment adviser of the Portfolio. BGFA, located at 400 Howard Street, San Francisco, California 94105, is a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 29, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.95 trillion. The Portfolio pays BGFA a monthly fee, which is computed at the annual rate of 0.10% of the Portfolio’s average daily net assets (0.07% pursuant to the current contractual fee waiver). BGFA has contractually agreed to waive 0.03% of its advisory fees for the Portfolio. If this waiver were reflected in the fees for the Fund’s shares, the management fees for the Fund would be 0.07%, other expenses would be 0.96%, total annual fund operating expenses (before reimbursement) would be 1.03%, reimbursement of fund expenses would be (0.08%), and total annual fund operating expenses (after reimbursement) would be 0.95%. This arrangement expires on April 30, 2009, but can be extended by BGFA and the Board of MIP.

BGFA manages the assets of the Portfolio in accordance with the Portfolio’s investment objective and policies, subject to the supervision of MIP’s Board of Trustees. The primary responsibility of BGFA is to formulate a continuing investment program and to make all decisions regarding the purchase and sale of securities for the Portfolio.

The Fund does not have an investment adviser, and does not pay an investment advisory fee except for the advisory fee it bears indirectly as an investor in the Portfolio.

Administrator of the Fund.    Hewitt, which is located at 100 Half Day Road, Lincolnshire, Illinois 60069, provides administration services to the Fund. Services provided in that capacity include, but are not limited to: managing the daily operations and business affairs of the Fund, subject to the supervision of the Board of Trustees of the Trust; overseeing the preparation and maintenance of all documents and records required to be maintained by the Fund; preparing or assisting in the preparation of regulatory filings, prospectuses and shareholder reports; providing, at its own expense, the services of its personnel to serve as officers of the Trust; and preparing and disseminating material with respect to the Fund for meetings of the Board of Trustees of the Trust and meetings of shareholders of the Fund. For these services, the Trust pays Hewitt a quarterly fee calculated at the annual rate of 0.55% of the Fund shares’ average daily net assets. Hewitt has contracted with BGI, an affiliate of BGFA, to assist it in performing administrative services on behalf of the Trust relating to its investment in the Portfolio.

HOW TO BUY SHARES

Shares of the Fund are available for purchase by individuals and other investors through Hewitt Financial Services LLC, which serves as distributor of the Fund’s shares (the “Distributor”), or through securities dealers and other financial intermediaries that have entered into dealer agreements with the Distributor. No sales commissions or other charges are imposed by the Fund when shares are purchased or redeemed.

You should contact your financial intermediary or the Distributor to purchase shares of the Fund or call 1-800-890-3200. If you are not purchasing shares through a financial intermediary, you will need to submit a completed Account Application before purchasing shares.

For additional information on purchasing shares or to request an Account Application, please call 1-800-890-3200.

Minimum Initial and Subsequent Investment Amounts.    Generally, no minimum initial or subsequent investment requirements apply to the purchase of shares of the Fund. However, if shares of the Fund are not held with a financial intermediary that maintains record ownership of shares on an omnibus basis for its customers: (i) the initial purchase of shares must be in an amount of $10,000 or more; (ii) subsequent purchases of shares must be $1,000 or more; and (iii) the Fund will have the right to effect a mandatory redemption of those shares if, as a result of one or more redemptions, a shareholder’s account has an aggregate value of less than $5,000. Before the Fund effects a mandatory redemption of shares, you will be notified and given 60 days to increase the amount of your investment in the Fund.

Shareholder Accounts.    The Fund does not issue certificates for shares. Instead, an account is maintained for each shareholder by State Street Bank and Trust Company, the transfer agent for the Fund (the “Transfer Agent”) or by the Distributor as shareholder servicing agent for the shares of the Fund. Your account will reflect the full and fractional shares that you own. Shareholders are sent confirmations of each transaction in shares and monthly statements showing account balances.

General Information.    Shares of the Fund may be purchased on any Business Day. A Business Day is any day that the primary markets for the Portfolio’s portfolio securities are open and the Fedwire Funds Service is open for business. All purchases of shares are effected at the net asset value per share of the Fund next determined after (i) an order with the necessary information is received by the Distributor or your financial intermediary and (ii) federal funds are received by the custodian for the Fund. Normally, purchase orders received prior to 4:00 p.m., Eastern time are effected at the net asset value per share determined as of 5:00 p.m., Eastern time, on that Business Day. See “Net Asset Value.” Orders received after 4:00 p.m., Eastern time are effected at the net asset value per share determined on the next Business Day. On days that the Portfolio calculates its net asset value earlier than 5:00 p.m., Eastern time, the Fund will also calculate its net asset value as of such earlier time. In such cases, orders received prior to 4:00 p.m., Eastern time, will be effected at the net asset value per share determined on the next Business Day.

Purchase by Federal Funds Wire.    The Fund does not impose any transaction charges; however, wire charges may be imposed by the bank that transmits the wire. Shares of the Fund may be purchased by wiring federal funds to your financial intermediary. Please contact your financial intermediary for the wiring instructions.

Anti-Money Laundering Compliance.    The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above. The Trust has delegated responsibility to Hewitt Financial Services LLC to operate the Trust’s Customer Identification Program, which has been incorporated into the Trust’s anti-money laundering compliance program.

Trading of Fund Shares.    The Board has considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed for maximum liquidity. Because of the Fund’s investment objective and strategies, the Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity in the Fund that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s net asset value (“market timing”). The Fund’s Board of Trustees also has not adopted a policy of monitoring for other frequent trading activity in the Fund.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares of the Fund on any Business Day without any charge by the Fund. Shares are redeemed at their net asset value per share next computed after the receipt of a redemption request with the required information as described below.

Requests to redeem shares of the Fund may be made in writing or by telephone as described below. Redemption proceeds for shares will be paid by check or, if you request, by federal funds wire (minimum wire amount $50,000) to a pre-designated bank account.

You may designate, through your financial intermediary, a bank account to receive redemption payments. You may change this designation at any time by providing written instructions to the Distributor. These instructions must be signed by each person shown on the account registration as an owner of the account, and the signatures must be guaranteed by an eligible guarantor institution as described under “Written Redemption Requests” below. Signature guarantees may also be required for you to change your address on the Fund’s records.

Telephone Redemption Procedures.    You may redeem shares of the Fund through your financial intermediary or by calling the Distributor at 1-800-890-3200. If you call the Distributor, you will be asked to provide the account name and number and the amount of the redemption. Proceeds of the redemption will be paid by sending you a check, unless you request payment by federal funds wire to a pre-designated bank account (minimum wire amount $50,000). A telephone redemption request may be made only if the telephone redemption procedure has been selected on the Account Application or if written instructions authorizing telephone redemption have been filed with the Distributor.

The Distributor uses certain reasonable procedures to confirm that telephone redemption requests are genuine, such as recording telephone calls, providing written confirmation of transactions or requiring a form of personal identification or other information prior to effecting a telephone redemption. If these procedures are used, the Fund, the Distributor and the Transfer Agent will not be liable to you for any loss due to fraudulent or unauthorized telephone instructions.

During periods of severe market or economic conditions, it may be difficult to contact the Distributor by telephone. In that event, you should either place your redemption request through your financial intermediary or follow the procedures described below for written redemption requests, but send the request by overnight delivery service to your financial intermediary or to the Distributor.

Written Redemption Requests.    You may redeem shares of the Fund by sending a written redemption request. The request must include the complete account name and address and the amount of the redemption and must be signed by each person shown on the account registration as an owner of the account. The signature of each person signing the request must be guaranteed by an eligible guarantor institution if the redemption is $5,000 or more. Organizations that may qualify as eligible guarantor institutions include banks, brokers, dealers, national securities exchanges, clearing agencies, credit unions and savings associations. The Fund reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution. Proceeds of the redemption will be paid by sending you a check, unless you request payment by federal funds wire to a pre-designated bank account (minimum wire amount $50,000). Written redemption requests should be sent to your financial intermediary or to the Distributor.

For additional information on redeeming shares of the Fund, please call 1-800-890-3200.

General Information.    Redemption requests are effected at the net asset value per share next computed after receipt of a redemption request with the required information by the Distributor or its agent. Normally, requests received prior to 4:00 p.m., Eastern time are effected at the net asset value per share determined as of 5:00 p.m., Eastern time, on that Business Day. See “Net Asset Value.” Requests received after 4:00 p.m., Eastern time are effected at the net asset value per share of the Fund determined on the next Business Day. Redemption proceeds are usually mailed or wired on the Business Day following the day a redemption is effected. In unusual circumstances, the Fund may suspend the right of redemption or postpone the payment of redemption proceeds for more than seven days as permitted under the Investment Company Act. On days that the Portfolio calculates its net asset value earlier than 5:00 p.m., Eastern time, the Fund will also calculate its net asset value as of such earlier time. In such cases, orders received prior to 4:00 p.m., Eastern time, will be effected at the net asset value per share determined on the next Business Day.

The Fund may pay redemption proceeds by distributing in-kind securities held by the Portfolio, but will do so only in the unlikely event that the Board of Trustees of the Trust determines that payment of the proceeds in cash would adversely affect other shareholders of the Fund. A shareholder who during any 90 day period redeems shares having a value not exceeding the lesser of (i) $250,000 or (ii) 1% of the net assets of the Fund will not be subject to this procedure.

NET ASSET VALUE

The net asset value per share of the Fund is computed as of 5:00 p.m., Eastern time, on each Business Day. However, on any day the trading markets for both U.S. Government securities and money market instruments close earlier than 4:00 p.m., Eastern time, net asset value will be computed as of the earlier closing time.

The net asset value per share of the Fund is calculated by dividing the value of the Fund’s total assets, less its liabilities (including accrued expenses), by the number of shares outstanding. Because the Fund currently invests in the Portfolio, its assets consist primarily of an interest in the Portfolio. The value of this interest will depend on the value of the assets of the Portfolio and its liabilities and expenses.

In determining the value of the Portfolio’s assets, securities held by the Portfolio are valued using the “amortized cost” method of valuation. This method involves valuing each investment at cost and thereafter assuming amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost valuation provides certainty in valuation, but may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price that would be received if the investment were sold. BGFA monitors the deviation between the net asset value of the Portfolio determined by using available market quotations or market equivalents and its net asset value determined by using amortized cost. If it is determined that the use of amortized cost valuation will result in material dilution or other unfair results, the assets of the Portfolio may be valued based upon market quotations.

The use of amortized cost valuation by the Portfolio, together with the Fund’s policy of declaring daily dividends, is designed to permit the Fund to maintain a net asset value per share of $1.00. However, the Fund does not guarantee that a constant net asset value of $1.00 per share can be maintained.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays dividends from its net investment income (after deduction of expenses) and any realized short-term capital gains. These dividends are declared daily and paid monthly. Distributions of net realized long-term capital gains, if any, are declared and paid annually by the Fund at the end of its fiscal year. All dividends and other distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share in effect on the payment date, unless otherwise requested. Shareholders may request that dividends and other distributions be paid by check by sending a written request to the Distributor. Any requests by shareholders of the Fund to change their dividend reinvestment election must be received at least five Business Days prior to a payment date in order to be effective on that date.

Dividends are payable to all shareholders of record as of the time of declaration. Shares become entitled to any dividend declared beginning on the day on which they are purchased and are entitled to receive any dividends declared through the day before they are redeemed.

To satisfy certain distribution requirements of the Internal Revenue Code of 1986, as amended, the Fund may declare special or regular year-end dividend and capital gains distributions during October, November or December. If received by shareholders by January 31, these distributions are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

TAXES

Taxation of the Fund.    The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes its net income to shareholders.

Federal Taxation of Shareholders.    Dividend distributions, whether received in cash or reinvested in additional shares of the Fund, will be taxable as ordinary income (which may be taxable at different rates depending on the length of time the Fund holds its assets). Although the Fund does not expect to distribute any long-term capital gains, shareholders of the Fund will also be subject to tax on any capital gains distributions they receive. Since the Fund does not expect to earn dividend income, the dividends and other distributions the Fund pays will generally not qualify for the dividends-received deduction available to corporate investors. In January of each year, the Fund sends its shareholders a statement showing the tax status of distributions for the past calendar year.

The redemption of shares of the Fund is a taxable event and may result in a gain (or loss) for federal income tax purposes, depending on the amount you receive and the cost of your shares.

The Fund is required to withhold a “backup withholding” tax with respect to all taxable distributions and redemption proceeds paid to shareholders who either have not complied with IRS taxpayer identification regulations or are otherwise subject to backup withholding. For amounts paid during 2008, the backup withholding rate is 28%. Investors are asked to certify in their Account Applications that their taxpayer identification numbers are correct and that they are not subject to backup withholding. Failure to provide this certification will result in backup withholding.

State and Local Taxes.    Dividends and other distributions paid by the Fund and received by an investor may be subject to state and local taxes. Although shareholders of the Fund do not directly receive interest on U.S. Government securities held by the Fund or the Portfolio, certain states and localities may allow the character of the Fund’s income to pass through to shareholders. If so, the portion of dividends paid by the Fund that is derived from interest on certain U.S. Government securities may be exempt from state and local taxes. Applicable rules vary from state to state, and interest on certain securities of U.S. Government agencies may not qualify for the exemption in some states. The United States Supreme Court has ruled that income from certain types of repurchase agreements involving U.S. Government securities does not constitute interest on U.S. Government securities for this purpose. However, it is not clear whether the Court’s holding extends to all types of repurchase agreements involving U.S. Government securities in which the Portfolio may invest. Any exemption from state and local income taxes does not preclude states from assessing other taxes (such as intangible property taxes) on the ownership of U.S. Government securities.

The discussion set forth above regarding federal and state income taxation is included for general information only. Prospective investors should consult their own tax advisers concerning the federal and state tax consequences of an investment in the Fund.

DISTRIBUTION AND SERVICING ARRANGEMENTS

Distributor.    Hewitt Financial Services LLC (the “Distributor”), a broker-dealer affiliated with Hewitt, serves as the distributor of the Fund’s shares. The Distributor is located at 100 Half Day Road, Lincolnshire, IL 60069.

Shareholder Servicing Arrangements.    The Fund has retained the Distributor to serve as shareholder servicing agent. In such capacity, the Distributor is responsible for maintaining records showing the number of shares of the Fund owned by investors who have purchased shares through the Distributor. As shareholder servicing agent, the Distributor is also responsible for sending shareholder communications to shareholders or to arrange for these materials to be sent. For these services, the Fund pays the Distributor a monthly fee calculated at an annual rate of 0.25% of average daily net assets.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years of the Fund’s operations. Certain information reflects financial results for a single Fund share with respect to the Fund. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in these tables has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. PricewaterhouseCoopers LLP’s report, along with the Fund’s financial statements, is included in the annual report to shareholders, which is available upon request without charge. The information in these tables should be read in conjunction with the financial statements and related notes contained in the annual report to shareholders of the Fund. Information is not included for periods subsequent to the date of this Prospectus.

Hewitt Money Market Fund

	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004		Year Ended Dec. 31, 2003
NET ASSET VALUE, BEGINNING OF YEAR	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.04	0.04	0.02	0.00	(a)	0.00	(a)
Total from investment operations	0.04	0.04	0.02	0.00		0.00

LESS DISTRIBUTIONS FROM
Net investment income	(0.04)	(0.04)	(0.02)	(0.00	)(a)	(0.00	)(a)
TOTAL DISTRIBUTIONS	(0.04)	(0.04)	(0.02)	(0.00)		(0.00)
NET ASSET VALUE, END OF YEAR	$1.00	$1.00	$1.00	$1.00		$1.00

TOTAL RETURN	4.48%	4.22%	2.37%	0.49%		0.31%

Ratios/Supplemental data:
Net assets, end of period (000s)	$268,290	$183,047	$129,465	$93,373		$89,976
Ratio of net expenses to average net assets(b)	0.95%	0.95%	0.95%	0.95%		0.95%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses(b)	1.06%	1.06%	1.15%	1.18%		1.19%
Ratio of net investment income to average net assets(b)	4.38%	4.17%	2.41%	0.50%		0.30%
Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses(b)	4.27%	4.06%	2.21%	0.27%		0.06%

(a)	Rounds to less than $0.01.
(b)	Ratio reflects the net expenses of the Fund and its corresponding Master Portfolio.

ADDITIONAL INFORMATION

Organization.    The Trust is a Delaware statutory trust that was organized on July 7, 1998. It is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. As of the date of this Prospectus, the Trust has one class of its shares outstanding. The Fund was organized on August 23, 2000 and commenced operations on December 4, 2000.

Information Concerning Investment Structure.    The Fund does not invest directly in securities. Instead, the Fund invests all of its investable assets in the Portfolio. The Board of Trustees of the Trust believes that the per share expenses of the Fund (including its share of the Portfolio’s expenses) will be less than or approximately equal to the expenses that the Fund would incur if its assets were invested directly in securities and other investments. The Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Portfolio and, therefore, the Fund.

The Fund may withdraw its assets from the Portfolio at any time and will do so if the Board of Trustees of the Trust believes it to be in the best interest of the Fund’s shareholders. If the Fund withdraws its investment in the Portfolio, it will either invest directly in securities in accordance with the investment policies described in this Prospectus (which will require the retention of an investment adviser and the approval of an investment advisory agreement by the Board of Trustees and the Fund’s shareholders) or will invest in another pooled investment vehicle that has the same investment objective and substantially the same policies as the Fund. In connection with the withdrawal of its interest in the Portfolio, the Fund could receive securities and other investments from the Portfolio instead of cash. This could cause the Fund to incur certain expenses.

This Prospectus does not constitute an offer in any state in which, or to any person, to whom, such offer may not lawfully be made.

ADMINISTRATOR

Hewitt Associates LLC

100 Half Day Road

Lincolnshire, Illinois 60069

DISTRIBUTOR

Hewitt Financial Services LLC

100 Half Day Road

Lincolnshire, Illinois 60069

TRANSFER AGENT

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

CUSTODIAN

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

3 Embarcadero Center

San Francisco, California 94111

LEGAL COUNSEL

Bell, Boyd & Lloyd LLP

Three First National Plaza

70 West Madison Street, Suite 3100

Chicago, Illinois 60602

Notes:

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No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

This Prospectus sets forth concisely the information about the Fund and the Trust that you should know before investing. Additional information about the Fund and the Trust has been filed with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”) dated May 1, 2008 which is incorporated herein by reference. The SAI includes a description of the Fund’s policies with respect to the disclosure of portfolio holdings. A copy of the SAI is available without charge by calling 1-800-890-3200 or by writing to the Distributor. Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at the following e-mail address: publicinfo@sec.gov.

The Fund sends annual and semi-annual reports to its shareholders. These reports contain information regarding the investments of the Portfolio and the investment performance of the Fund and are available without charge from the Distributor. If you have questions regarding the Fund, shareholder accounts, dividends or share purchase and redemption procedures, or if you wish to receive the Fund’s most recent annual or semi-annual reports, please call 1-800-890-3200.

SEC File No. 811-8885

Hewitt

Money Market

Fund

Prospectus

May 1, 2008

HEWITT SERIES TRUST

Hewitt Money Market Fund

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2008

Hewitt Money Market Fund (the “Fund”) is the sole series of Hewitt Series Trust (the “Trust”), a diversified, open-end management investment company. The Fund invests all of its assets into the Money Market Master Portfolio (the “Portfolio”), a series of Master Investment Portfolio (“MIP”). This Statement of Additional Information (“SAI”) contains information about the Fund that supplements the information contained in the Fund’s Prospectus. The investment objective and policies of the Fund are described in the Prospectus.

The Fund’s and the Portfolio’s audited financial statements appearing in the Annual Report to the shareholders of the Fund, dated December 31, 2007, and the independent auditor’s report thereon are incorporated by reference in this SAI.

This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus, dated May 1, 2008. A copy of the Prospectus and the Annual Reports of the Fund, which contain the referenced statements, may be obtained without charge by writing Hewitt Financial Services LLC at 100 Half Day Road, Lincolnshire, Illinois 60069 or by calling 1-800-890-3200.

i

INTRODUCTION

The Trust is registered under the Investment Company Act of 1940 (the “Investment Company Act”) as a diversified, open-end management investment company. The Fund pursues its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is a series of MIP and has the same investment objective and substantially the same investment restrictions as the Fund. MIP, like the Trust, is registered under the Investment Company Act as an open-end management investment company.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The Fund and the Portfolio are subject to certain investment restrictions that are fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund or the Portfolio, as defined by the Investment Company Act. A “majority of the outstanding voting securities” of the Fund or of the Portfolio means the lesser of (i) 67% of the shares of the Fund or of the Portfolio represented at a meeting at which holders of more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of that Fund or the Portfolio.

Under these fundamental restrictions, neither the Fund nor the Portfolio may:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s or the Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Fund’s or the Portfolio’s total assets, provided that this restriction does not limit the Fund’s or the Portfolio’s (i) investments in securities of other investment companies; (ii) investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund and the Portfolio reserve the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the “SEC”) or its staff);

(2) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund or the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(3) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction; (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options; and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;

(4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s or the Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(5) borrow money or issue senior securities, except to the extent permitted under the Investment Company Act, including the rules, regulations and any orders obtained thereunder;

(6) purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s or the Portfolio’s total assets, more than 5% of the value of the Fund’s or the Portfolio’s total assets would be invested in the securities of such issuer or the Fund’s or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s or the Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in other investment companies; or

(7) make loans to other parties except to the extent permitted under the Investment Company Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

With respect to paragraph 5 above, the Investment Company Act currently allows the Fund and the Portfolio to borrow up to one-third of the value of its respective total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 7 above, the Investment Company Act and regulatory interpretations currently limit the percentage the Fund’s and Portfolio’s securities that may be loaned to one-third of the value of its respective total assets.

Additional Investment Restrictions. The Fund and the Portfolio are also subject to the following additional investment restrictions, which are non-fundamental policies. With respect to the Fund and the Portfolio, the restrictions can be changed without shareholder approval by the Board of Trustees of the Trust or the Board of Trustees of MIP, as the case may be.

(1) The Fund and the Portfolio may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund and the Portfolio may purchase securities with put rights in order to maintain liquidity.

(2) The Fund and the Portfolio may not purchase interests, leases or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(3) The Fund and the Portfolio may not make investments for the purpose of exercising control or management; provided that the Fund and the Portfolio may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objective, policies and restrictions as the Fund or the Portfolio.

(4) The Fund and the Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures, and options on futures) or make short sales of securities.

Non-Fundamental Investment Restrictions. The Fund and the Portfolio are also subject to the following additional investment restrictions, which are non-fundamental policies. These restrictions may be changed without shareholder approval by the Board of Trustees of the Trust or the Board of Trustees of MIP, as the case may be.

(1) The Fund and the Portfolio may each invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the Investment Company Act. Under the Investment Company Act, the Fund’s and the Portfolio’s investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio’s or the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Portfolio’s or the Fund’s total assets in the aggregate. Other investment companies in which the Portfolio or the Fund invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Portfolio and the Fund.

(2) The Fund and the Portfolio may not invest more than 10% of the current value of their respective net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) The Portfolio and the Fund may each lend securities from their portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one third of their respective total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Portfolio or the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

General. Unless otherwise specified, all percentage and other restrictions, requirements and limitations on investments set forth in this SAI, as well as those set forth in the Fund’s Prospectus, apply immediately after the purchase of an investment, and subsequent changes and events do not constitute a violation or require the sale of any investment by the Portfolio or the Fund.

INVESTMENT POLICIES AND PRACTICES

General. The following information supplements the description of the investment policies and practices of the Portfolio as described in the Fund’s Prospectus.

The Fund pursues its investment objective by investing all of its investable assets in the Portfolio. The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Trust (the “Board of Trustees”) determines that it is in the best interest of such Fund to do so. Upon any such withdrawal, the Fund’s assets would be invested in accordance with the investment policies described below with respect to the Portfolio.

The assets of the Portfolio consist only of obligations maturing within 397 calendar days from the date of acquisition, as determined in accordance with applicable rules of the regulations of the SEC, and the dollar-weighted average maturity of the investments of the Portfolio may not exceed 90 days. The securities in which the Portfolio may invest will not yield as high a level of current income as could be achieved by investing in securities having longer maturities, less liquidity and less safety. There can be no assurance that the investment objective of the Portfolio or the Fund, as described in the Prospectus, will be achieved.

Asset-Backed Securities. The Portfolio may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by consumer and commercial receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. The Portfolio may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the Investment Company Act. Changes in liquidity of these securities may result in significant, rapid and unpredictable changes in prices for these securities.

Treasury, Government and Agency Securities. The Portfolio invests in short-term debt securities that are issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government (“Government Securities”). These securities include obligations issued by the U.S. Treasury (“Treasury Securities”), including Treasury bills, notes and bonds. These are direct obligations of the U.S. government and differ primarily in their rates of interest and the length of their original maturities. Treasury Securities are backed by the full faith and credit of the U.S. government. Government Securities include Treasury Securities as well as securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (“Agency Securities”). Agency Securities are in some cases backed by the full faith and credit of the U.S. government. In other cases, Agency Securities are backed solely by the credit of the governmental issuer. Government Securities purchased by the Portfolio may include variable and floating rate securities.

Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Deposit Insurance Corporation. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts that they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

Investments in obligations of foreign banks involve various risks that are not generally associated with investments in the obligations of domestic banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

Unrated Investments and Changes in Ratings. The Portfolio may purchase securities that are not rated if, in the opinion of Barclays Global Fund Advisors (“Portfolio Adviser” or “BGFA”), the investment adviser of the Portfolio, such obligations are of a quality comparable to that of the rated investments in which the Portfolio may invest, if they are purchased in accordance with procedures adopted by MIP’s Board of Trustees and in accordance with Rule 2a-7 under the Investment Company Act. These procedures require approval or ratification by MIP’s Board of Trustees of the Portfolio’s purchase of unrated securities.

After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund and the Portfolio. Neither event will require an immediate sale of such security by the Portfolio provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Portfolio’s shareholders’ best interest. To the extent the ratings given by a nationally recognized statistical ratings organization (e.g., Moody’s® Investors Services, Inc. (“Moody’s”) or Standard & Poor’s® Rating Services (“S&P”), a division of McGraw-Hill Companies, Inc.) may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

The ratings categories used by Moody’s and S&P are more fully described in the Appendix to this SAI.

Pass-Through Obligations. Certain of the debt obligations in which the Portfolio may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. In the basic pass-through structure, payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate.

The Portfolio may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest in mortgage securities issued by private non-government entities. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate. Non-government mortgage securities may be subject to greater price changes than government issues.

The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any fund investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.

Loans of Portfolio Securities. Pursuant to guidelines approved by MIP’s Board of Trustees, the Portfolio may lend its securities to brokers, dealers and financial institutions, provided the loan is secured continuously by collateral consisting of cash, Government Securities or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions. This collateral is marked to market daily to ensure that the loan is fully collateralized at all times. Under procedures adhered to by the Portfolio, the loan must be callable by the Portfolio at any time and the Portfolio must have the right to obtain the return of the securities loaned. The Portfolio also has the right to receive any accrued interest or dividends paid on the securities loaned. The Portfolio will not lend securities having an aggregate market value exceeding the limits established by the Investment Company Act.

Loans of securities will only be made to firms deemed by the Board of Trustees of MIP to be creditworthy (such creditworthiness will be monitored on an ongoing basis by the Portfolio Adviser) and when the income expected to be earned from such loans justifies the attendant risks. There may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially, in which case the Portfolio could suffer a loss. In addition, securities lending involves a form of leverage, and the Portfolio may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover transaction costs. The Portfolio may pay reasonable finder’s, administrative and custodial fees in connection with loans of securities.

Loans of securities provide a way for the Portfolio to earn income either through the reinvestment of the cash collateral or the payment of fees by the borrower of the securities.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with respect to any security in which it is authorized to invest, although the underlying security may mature in more than 397 calendar days. In a repurchase agreement the Portfolio purchases a security and the seller of the security to the Portfolio agrees to repurchase that security from the

Portfolio at a mutually agreed-upon time and price. The maturity of its repurchase agreements is generally not more than seven days. Any repurchase agreements having longer maturities are deemed to be illiquid and are subject to the limitation on the purchase of illiquid securities by the Portfolio.

The custodian of the Portfolio’s assets or a subcustodian approved by MIP maintains custody of securities acquired through repurchase agreements. These securities serve as collateral to secure the obligation of the seller to repurchase the underlying security and the seller is required to post additional collateral if the value of the securities should decrease below the resale price, including accrued interest under the repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Portfolio. The Portfolio Adviser monitors on an ongoing basis the value of the collateral. Certain costs may be incurred by the Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the terms of the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Portfolio may be delayed or limited. This could cause the Portfolio to suffer a loss if the value of the securities declines in value.

Although it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Portfolio in connection with insolvency proceedings), it is the policy of the Portfolio to effect repurchase agreements only with securities dealers, domestic banks or other financial institutions determined by the Portfolio Adviser to meet certain requirements as to creditworthiness.

Municipal Obligations. The Portfolio may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

The Portfolio will invest in high-quality long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Floating- and Variable-Rate Obligations. The Portfolio may purchase floating- and variable-rate obligations as described in the Prospectus. These obligations may include floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 calendar days, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 calendar days. Variable-rate demand notes include master demand notes that are obligations that permit the Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of these obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of the obligations. The interest rate on a floating-rate demand obligation is based on a specified lending rate, such as a bank’s prime rate, and is adjusted automatically each time that rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, these obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that the obligations generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Portfolio may invest in obligations that are not so rated only if the Portfolio Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Portfolio Adviser considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in which the Portfolio invests. The Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid if an active secondary market exists.

Commercial Paper and Short-Term Corporate Debt Instruments. The Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Portfolio Adviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than 397 calendar days remaining to maturity at the date of settlement. The Portfolio will invest only in such corporate bonds and debentures that are deemed appropriate by the Portfolio Adviser in accordance with Rule 2a-7 under the Investment Company Act. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Portfolio Adviser will consider such an event in determining whether the Portfolio should continue to hold the obligation. To the extent the Portfolio continues to hold such obligations, it may be subject to additional risk of default. Neither event will require an immediate sale of such security by the Portfolio provided that, when a security ceases to be rated, the Portfolio Adviser determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Portfolio Adviser finds that the sale of such security would not be in the Portfolio’s interestholders’ best interest.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Portfolio may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Portfolio’s investment portfolio are subject to changes in value and the Portfolio is subject to the risk that such fluctuations may occur prior to the actual delivery of the securities. Purchasing securities on a when-issued or forward commitment basis also involves the risk that the yield available in the market when the delivery takes place may be higher than that obtained by the Portfolio.

Illiquid Securities. The Portfolio may invest in securities not registered under the Securities Act of 1933, as amended (the “Securities Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Portfolio and the Fund.

Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

Funding Agreements. The Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Portfolio will purchase short-term funding agreements only from banks and insurance companies. The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Portfolio may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Portfolio’s assets than if the value were based on available market quotations.

Loan Participation Agreements. The Portfolio may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Portfolio may invest. Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Portfolio to assert its rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Portfolio could be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation the Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Portfolio also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Portfolio may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Portfolio’s assets than if the value were based on available market quotations.

Restricted Securities. “Restricted securities” are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Participation Interests. The Portfolio may invest in participation interests in any type of security in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the underlying securities in the proportion that the Portfolio’s participation interest bears to the total principal amount of the underlying securities.

Letters of Credit. Certain debt obligations, certificates of participation, commercial paper and other short-term obligations which the Portfolio is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of the Portfolio Adviser, be of investment quality comparable to other permitted investments of the Portfolio.

MANAGEMENT

Trustees and Officers. The Board of Trustees has the overall responsibility for monitoring and supervising the operations of the Trust. The officers of the Trust are responsible for managing the day-to-day operations of the Trust. MIP’s Board of Trustees has similar responsibilities with respect to the operations of the Portfolio.

Each Trustee serves during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor. Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.

DISINTERESTED TRUSTEES*

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald S. Hunt (69)	Trustee	Since 1998	Retired.	1	Chairman and Director, ADA Business Enterprises, Inc., 2000 through December 2006; Director, Vision III, Imaging, Inc. 1997 to Present.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John D. Oliverio (55)	Trustee	Since 1998	Chief Executive Officer and Director, Wheaton Franciscan Services, Inc., June 2000 to Present.	1	Director, Wheaton Franciscan Medical Group, July 2006 to Present; Director, Wheaton Franciscan Ministries, Inc., January 1998 to Present; Director, United Health System, September 1998 to Present; Director, Affinity Health System, January 1995 to Present; Director, Wheaton Franciscan Healthcare-SE Wisconsin, July 2006 to Present; Director, All Saints Health System, July 1992 to June 2006; Director, Covenant Healthcare System, July 1989 to June 2006; Director, Wheaton Franciscan Services, Inc., July 1989 to Present.

*	Disinterested Trustees are those Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.

INTERESTED TRUSTEE

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Andrea W. Armstrong (41)*	President and Trustee	Since December 2007	Chief Executive Officer, Hewitt Financial Services LLC, September 2007 to Present; Enhanced Shared Services Client Services Group Leader, November 2006 to Present, Benefits Delivery Manager prior to 2006, Hewitt Associates LLC.	1	None

*	Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act, because of his or her affiliation with Hewitt Associates LLC, an affiliate of the distributor of the Fund’s shares.

OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Officer
Peter E. Ross (48)	Secretary and Chief Compliance Officer	Since 1998 and 2004, respectively	General Counsel, Secretary and Chief Compliance Officer, Hewitt Investment Group LLC, January 2007 to Present; General Counsel and Secretary, since 2007, Assistant Secretary, 1994 to 2006, and Chief Compliance Officer, 1994 to Present, Hewitt Financial Services LLC; Assistant Secretary, Hewitt Associates, Inc., 2002 to Present; Consultant and Attorney, Hewitt Associates LLC, 1989 to Present.	None

Douglas S. Keith (42)	Treasurer and Chief Financial Officer	Since May, 2005	Chief Financial Officer Hewitt Financial Services LLC, January 2007 to Present; Financial Consultant, Hewitt Associates LLC, 2004 to Present; Divisional Controller, Emerson Electric Co., prior to 2004.	None

The address of each Trustee and officer of the Trust is 100 Half Day Road, Lincolnshire, Illinois 60069.

Board Committees. There is one standing committee of the Board of Trustees, which is the Audit Committee. The members of the Audit Committee are Donald S. Hunt and John D. Oliverio, each a Trustee of the Trust who is not an “interested person” of the Trust (as that term is defined in the Investment Company Act) (“Independent Trustee”). The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. During the fiscal year ended December 31, 2007, the Audit Committee held two meetings.

Board Interest in the Fund. The Trustees own the following amounts in the Fund as of December 31, 2007:

Dollar Range of Equity Securities in the Fund

(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)

Name of Trustee	Shares of the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Aggregate)
Andrea W. Armstrong, Trustee	None	None

Donald S. Hunt, Independent Trustee	None	None

John D. Oliverio, Independent Trustee	None	None

As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust and the Fund.

Trustee Interest in Investment Advisers, Distributor or Affiliates. As of December 31, 2007, neither the Independent Trustees nor members of their immediate families own securities beneficially or of record in Hewitt Associates LLC (“Hewitt”), BGFA or Hewitt Financial Services LLC or any of their affiliates.

Compensation. Trustees who are not employed by Hewitt or one of its affiliates are paid an annual retainer of $6,000, an in-person Board meeting fee of $2,000 per meeting. Officers of the Trust receive no compensation from the Trust. Trustees who are not employees of Hewitt or one of its affiliates are reimbursed for reasonable out-of-pocket expenses incurred in connection with the performance of their responsibilities, including travel related expenses.

Trustee compensation for the fiscal year ended December 31, 2007, was as follows:

Compensation Table

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Donald S. Hunt, Independent Trustee	$8,000	$0	$0	$8,000

John D. Oliverio, Independent Trustee	$8,000	$0	$0	$8,000

E. Scott Peterson,* President and Trustee	$0	$0	$0	$0

Andrea W. Armstrong,* President and Trustee	$0	$0	$0	$0

*	Mr. Peterson retired from Hewitt Associates LLC in the fourth quarter of 2007 and resigned from his positions with the Trust at that time; Ms. Armstrong was elected to serve as Trustee and President of the Trust in December 2007.

No officers of the Trust or other individuals who are affiliated with the Trust receive any compensation from the Trust for services provided to it.

The Portfolio Adviser. BGFA, located at 400 Howard Street, San Francisco, California 94105, is a wholly-owned subsidiary of Barclays Global Investors, N.A., which in turn is a majority-owned subsidiary of Barclays Bank PLC. It provides investment advisory services to the Portfolio pursuant to an investment advisory agreement with MIP (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Portfolio Adviser is responsible for the management of the investments of the Portfolio and makes all decisions regarding, and places all orders for, the purchase and sale of securities for the Portfolio.

As compensation for services rendered and expenses assumed by the Portfolio Adviser, the Portfolio pays the Portfolio Adviser a monthly fee that is computed at the annual rate of 0.10% of the average daily net assets of the Portfolio. Because the Fund is an investor in the Portfolio, shareholders of the Fund indirectly bear this fee. From time to time BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Portfolio and, accordingly, have a favorable impact on its performance. The Portfolio Adviser has contractually agreed to waive a portion of its advisory fees and accept payment at an annual rate of 0.07% through April 30, 2009 with respect to the Portfolio.

The Advisory Agreement was approved by the Board of Trustees of MIP, including a majority of the Trustees of MIP who are not “interested persons” (as defined by the Investment Company Act) of MIP or the Portfolio Adviser. It continues in effect from year to year if approved annually by either (i) MIP’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act); provided that the continuance also is approved by a majority of the members of MIP’s Board of Trustees who are not “interested persons” (as defined in the Investment Company Act) of MIP or the Portfolio Adviser, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days written notice by the Board of Trustees of MIP or by a vote of the holders of a majority of the outstanding voting securities of the Portfolio. As required by the Investment Company Act, the Advisory Agreement provides for its automatic termination in the event of its assignment (as defined by the Investment Company Act). Additional information regarding the approval of the Advisory Agreement by the MIP’s Board of Trustees can be found in the Fund’s semi-annual report for the period ended June 30, 2007.

Administrator for the Fund. Hewitt is a wholly owned subsidiary of Hewitt Associates, Inc., a publicly-traded company listed on the New York Stock Exchange under the symbol “HEW.” Hewitt, located at 100 Half Day Road, Lincolnshire, Illinois 60069, provides administrative services to the Fund pursuant to an administration agreement (the “Administration Agreement”). The Administration Agreement continues in effect from year to year unless terminated by a vote of the Board of Trustees or Hewitt. The Administration Agreement may be terminated, without penalty, by either party upon 60 days written notice. Services provided by Hewitt pursuant to this agreement include, but are not limited to: managing the daily operations and business affairs of the Fund, subject to the supervision of the Board of Trustees; overseeing the preparation and maintenance of all documents and records required to be maintained by the Fund; preparing or assisting in the preparation of the Fund’s regulatory filings, prospectuses and shareholder reports; providing, at its own expense, the services of its personnel to serve as officers of the Trust; and preparing and disseminating material for meetings of the Board of Trustees relating to the Fund and meetings of their shareholders. For these services, the Trust pays Hewitt a quarterly fee calculated at the annual rate of 0.55% of the Fund shares’ average daily net assets.

Hewitt has contracted with Barclays Global Investors, N.A. (“BGI”), an affiliate of BGFA, to assist it in performing administrative services on behalf of the Trust relating to its investment in the Portfolio, pursuant to a sub-administration agreement (the “Sub-Administration Agreement”).

Shareholder Servicing Arrangements. The Fund has retained Hewitt Financial Services LLC, the Fund’s distributor and an affiliate of Hewitt, to serve as the shareholder servicing agent pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Pursuant to the Shareholder Servicing Agreement, the Fund pays Hewitt Financial Services LLC a monthly fee calculated at an annual rate of 0.25% of the Fund shares’ average daily net assets. The Shareholder Servicing Agreement terminates automatically in the event of its “assignment” (as defined by the Investment Company Act) and may be terminated by either party to the agreement without penalty on not less than 60 days written notice.

DISTRIBUTOR

Hewitt Financial Services LLC serves as the distributor of shares of the Fund (the “Distributor”). The Distributor serves as the exclusive distributor of shares of the Fund pursuant to a distribution agreements with the Trust on behalf of the Fund (the “Distribution Agreement”).

Pursuant to the Distribution Agreement, the Distributor is authorized to enter into selling agreements with securities dealers and other financial institutions for the distribution of shares. Shares of the Fund are available for purchase on a continuous basis from the Distributor, as agent, although the Distributor is not obligated to sell any particular amount of shares.

The Distribution Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees, including the vote of a majority of the Independent Trustees. The Distribution Agreement may be terminated at any time, without penalty, by either party upon 60 days written notice and terminates automatically in the event of an “assignment” (as defined by the Investment Company Act).

Under the Distribution Agreement, the Distributor is required to bear all of the costs associated with distribution of shares of the Fund, including the incremental cost of printing prospectuses, annual reports and other periodic reports for distribution to prospective investors and the costs of preparing, distributing and publishing sales literature and advertising materials.

EXPENSES

All expenses of the Trust and the Fund not expressly assumed by Hewitt as the administrator of the Fund are paid by the Fund. In addition, as an investor in the Portfolio, the Fund bears a pro rata portion of the expenses of the Portfolio. Expenses borne by the Fund and the Portfolio include, but are not limited to: fees for investment advisory and administration services; fees paid to the shareholder servicing agent; the fees and expenses of any registrar, custodian, accounting agent, transfer agent or dividend disbursing agent; brokerage commissions; taxes; registration costs; the cost and expense of printing, including typesetting; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of Hewitt or the Distributor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing shares of the Fund; fees and expenses of legal counsel; fees and expenses of independent auditors; membership dues of industry associations; interest on borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto).

The Administration Agreement requires Hewitt to absorb expenses (excluding interest, brokerage commissions and extraordinary expenses) to the extent necessary to assure that total ordinary operating expenses of the Fund’s shares do not exceed annually 0.95% of its average daily net assets. Under the Administration Agreement, the Fund will be obligated to reimburse Hewitt for any fees waived and expenses absorbed, but only if the reimbursement is made within three years from the date waived or absorbed and only to the extent that the reimbursement does not cause the total ordinary operating expenses of the applicable share class to exceed its expense limitation. The expense limitations of the Fund may not be modified or terminated without the approval of the Board of Trustees.

For the year ended December 31, 2005, the advisory fee payable by the Fund and the fees payable for administrative, distribution and shareholder services were as follows:

The portion of the advisory fee payable by the Portfolio to BGFA and the share of the ordinary operating expenses of the Portfolio attributable to the Fund and the fee payable by the Fund to Hewitt	$683,679

Shareholder servicing fee payable to Hewitt Financial Services LLC	$283,029

For the year ended December 31, 2006, the advisory fee payable by the Fund and the fees payable for administrative, distribution and shareholder services were as follows:

The portion of the advisory fee payable by the Portfolio to BGFA and the share of the ordinary operating expenses of the Portfolio attributable to the Fund	$169,168

Shareholder servicing fee payable to Hewitt Financial Services LLC on behalf of the Fund	$411,611

Administrative fees payable to Hewitt Associates LLC on behalf of the Fund	$905,003

For the year ended December 31, 2007, the advisory fee payable by the Fund and the fees payable for administrative, distribution and shareholder services were as follows:

The portion of the advisory fee payable by the Portfolio to BGFA and the share of the ordinary operating expenses of the Portfolio attributable to the Fund	$184,260

Shareholder servicing fee payable to Hewitt Financial Services LLC on behalf of the Fund	$547,693

Administrative fees payable to Hewitt Associates LLC on behalf of the Fund	$1,204,454

Portions of the fees payable by shares of the Fund were waived and certain Fund expenses were reimbursed during the periods above to satisfy the limitations on the Fund shares’ operating expenses. For the years ended 2005, 2006 and 2007, the fees waived and expenses reimbursed by Hewitt Associates LLC totaled $170,949, $156,533 and $182,740, respectively.

No administrative or shareholder servicing fees paid by the Fund’s shares for the year ended December 31, 2007 were paid to broker-dealers and other financial intermediaries for distribution assistance. The Money Market Fund’s Plan of Distribution pursuant to Rule 12b-1 was terminated by the Trustees effective May 1, 2004.

DETERMINATION OF NET ASSET VALUE

Days and Times Net Asset Value Per Share is Computed. The Prospectus describes the days on which the net asset values per share of the Fund are computed for purposes of purchases and redemptions of shares by investors and also sets forth the times as of which such computations are made.

Shares of the Fund may be purchased on any day that the primary markets for the Portfolio’s portfolio securities (i.e. the bond markets) are open and the Fedwire Funds Service is open for business. Currently, the following days are either days on which the primary markets are scheduled to close or the Fedwire Funds Service is scheduled to close: New Year’s Day; Martin Luther King, Jr.’s Birthday (third Monday in January); Presidents’ Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May);

Independence Day; Labor Day (first Monday in September); Columbus Day (second Monday in October); Veterans’ Day; Thanksgiving Day (fourth Thursday in November); and Christmas Day. The holiday schedule is subject to change.

Net asset value generally is computed as of 5:00 p.m., Eastern time. Net asset value may be computed as of the closing time of the U.S. government securities markets on days when the Securities Industry and Financial Markets Association recommends an early closing of such markets and the Portfolio calculates its net asset value as of such earlier closing time. Early closings may occur the Fridays preceding the following holidays: Martin Luther King, Jr.’s Birthday; Presidents’ Day; Memorial Day; Labor Day; and Columbus Day. Early closings may also occur on the business days preceding the following holidays: Independence Day; Veterans’ Day; Thanksgiving Day; Christmas Day; New Year’s Day, and the Friday following Thanksgiving Day. The holiday schedule is subject to change.

The net asset value of the Fund’s shares is calculated by dividing the value of such Fund’s total assets, less its liabilities (including accrued expenses), by the number of shares of the Fund outstanding. The value of the Portfolio’s net assets (its securities and other assets, less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset values per share of the Fund are determined. The Fund seeks to maintain a net asset value of $1.00 per share. However, no assurance can be given that the Fund will be able to maintain a stable net asset value.

Amortized Cost Valuation. The Fund and the Portfolio use the amortized cost method of valuation to determine the value of their portfolio securities in accordance with the provisions of Rule 2a-7 under the Investment Company Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. This method of valuation does not take into account unrealized capital gains and losses resulting from changes in the market values of the securities due to changes in prevailing interest rate levels or other factors.

While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund or the Portfolio would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that used a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower net asset value of the portfolio of the Fund or the Portfolio on a particular day, a prospective investor in the Portfolio or the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund that used market quotations to value its portfolio of investments. Existing shareholders of the Fund would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund (or to the extent the Fund invests in the Portfolio, the Portfolio) must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days or less and invest only in those high-quality securities that are determined by the Board of Trustees of the Trust (or MIP) to present minimal credit risks. The maturity of an instrument is generally deemed to be a shorter period remaining until the date when the principal amount thereof is due or the date on which the instrument may be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Portfolio invests only in securities which have been determined by the Portfolio Adviser, under procedures adopted by the Board of Trustees of MIP, to present minimal credit risks and to be of eligible credit quality under applicable regulations.

PURCHASE AND REDEMPTION OF SHARES

The procedures to be used in purchasing and redeeming shares of the Fund are set forth in the Prospectus under “How To Buy Shares” and “How To Redeem Shares.” The Fund reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Fund.

The following table shows the calculation of the offering price of shares of the Fund as of December 31, 2007:

Net Assets	Shares Outstanding	Offering Price
$268,289,923	268,287,391	$1.00

Purchases by Check. Shares of the Fund may be purchased by check as described in the Prospectus. If a check to purchase shares of the Fund does not clear, the shares purchased may be redeemed by the Distributor and the investor will be responsible for any loss or expenses incurred by the Fund or the Distributor as a result of the redemption or non-clearance.

Mandatory Redemption of Shares. As described in the Prospectus, shares not held on an omnibus basis by a financial intermediary or the Distributor may be subject to mandatory redemption if the value of the shares held by a shareholder is less than $5,000. The Trust is under no obligation to compel the redemption of any account.

Suspension of Redemptions. Redemption proceeds are normally paid as described in the Prospectus. The payment of redemption proceeds by the Fund may be postponed for more than seven days or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (d) during any other period when the SEC, by order, so permits for the protection of shareholders. Applicable rules and regulations of the SEC will govern as to whether the conditions described in (b) or (c) exist.

Redemption in Kind. In the event that the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to pay any redemption or redemptions in cash, a redemption payment by the Fund may be made in whole or in part by a distribution in kind of securities, subject to applicable rules of the SEC. Any securities distributed in kind will be readily marketable and will be valued, for purposes of the redemption, in the same manner as such securities are normally valued by the Fund in computing net asset value per share. In the unlikely event that shares are redeemed in kind, the redeeming shareholder would incur transaction costs in converting the distributed securities to cash. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act and is therefore obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder.

PORTFOLIO TRANSACTIONS

The Portfolio Adviser assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Portfolio Adviser and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, the Portfolio Adviser seeks to obtain the best overall terms available for the Portfolio. In assessing the best overall terms available for any transaction, the Portfolio Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. The overall reasonableness of brokerage commissions paid is evaluated by the Portfolio Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions, such as are involved in large block trades or broad distributions, provided the primary consideration is met. Purchases and sales of portfolio securities for the Portfolio usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price. Portfolio turnover may vary from year to year, as well as within a year.

The Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that the Portfolio Adviser manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall new results. When the Portfolio Adviser determines that a particular security should be bought or sold for the Portfolio and other accounts managed by the Portfolio Adviser, it undertakes to allocate those transactions among the participants equitably. The Portfolio Adviser may deal, trade, and invest for its own account in the types of securities in which the Portfolio may invest. The Portfolio Adviser may from time to time execute trades on behalf of and for the account of the Portfolio with brokers or dealers that are affiliated with it.

Portfolio Turnover. Because the Portfolio invests in securities with relatively short-term maturities, the Portfolio expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Portfolio since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Portfolio usually will not incur brokerage expenses or excessive transaction costs.

TAXES

It is the policy of the Trust to distribute each fiscal year substantially all of the Fund’s net investment income and net realized capital gains, if any, to shareholders. The Trust intends that the Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. To qualify for such tax treatment the Fund must generally, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments received with respect to loans of stock and securities, and gains from the sale or other disposition of stock or securities and certain related income; and (b) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the market value of the Fund’s assets is represented by cash, Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets or 10% of the voting securities of any issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government Securities). If the Fund should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders.

The Portfolio is treated as a partnership for federal income tax purposes and therefore will not be required to pay any federal or state income or excise taxes. Any interest, dividends, gains and losses of the Portfolio will be deemed to pass through to the Fund in proportion to the Fund’s ownership interest in the Portfolio. Thus, to the extent that the Portfolio accrues but does not distribute income or gains, the Fund will be deemed to have realized and recognized its proportionate share of interest, dividends and gains, regardless of whether there has been a distribution of such items to the Fund. The Portfolio will seek to minimize recognition by its investors, including the Fund, of interest, dividends and gains without a distribution.

The Code requires regulated investment companies to pay a nondeductible 4% excise tax to the extent they do not distribute 98% of their ordinary income, determined on a calendar year basis, and 98% of their capital gains, determined on an October 31 year end basis. The Trust intends to distribute the income and capital gains of each Fund in the manner necessary to avoid imposition of the 4% excise tax by the end of each calendar year.

Dividends of the Fund declared in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

ADDITIONAL INFORMATION

Description of the Trust and its Shares. The Trust is a statutory trust that was organized on July 7, 1998 under the laws of the State of Delaware.

Interests in the Fund are represented by shares of beneficial interest, $.001 par value. The Trust is authorized to issue an unlimited number of shares and may issue shares in series, with each series representing interests in a separate portfolio of investments (a “series”). As of the date of this SAI, shares representing interests in the Fund constitute the only series of the Trust’s shares outstanding. Shares are fully paid and non-assessable and have no preemptive or conversion rights. The shares may be redeemed by the shareholder or at the option of the Trust as discussed in the Prospectus.

The Board of Trustees has the power to establish additional series of shares, representing interests in additional investment portfolios and, subject to applicable laws and regulations, to issue two or more classes of shares of each series. Except for different distribution-related and other specific costs borne by each class of shares, shares of each class have the same voting and other rights. These varying costs will result in different dividends for each class.

Shareholders of the Fund are entitled to vote, together with the holders of any other series of the Trust’s shares, on the election of Trustees when that matter is voted upon at a meeting of shareholders. Annual meetings of shareholders of the Trust will not be held except as required by the Investment Company Act or other applicable law. A meeting will be held on the removal of a Trustee or Trustees of the Trust if requested in writing by shareholders representing not less than 10% of the outstanding shares of the Trust. The Trust will assist in communications among shareholders as required by Section 16(c) of the Investment Company Act.

Shareholders will also be entitled to vote on certain other matters as required by the Investment Company Act or the Trust’s Declaration of Trust. Each share (and fractional share) is entitled to one vote (or fraction thereof). All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so. As discussed below, the Fund may pass through to its shareholders the right to vote on Portfolio matters requiring shareholder approval or may vote in the same percentage as the shareholders of the other investors in the Portfolio.

The Board of Trustees has the power to amend the rights related to shares without the need for shareholder approval where it has determined that it is consistent with the fair and equitable treatment of shareholders and shareholder approval is not otherwise required by applicable law. Notwithstanding the foregoing, shareholder approval shall be required if the amendment would adversely affect to a material degree the rights and preferences of the shares of any series or class or would increase or decrease the par value of the shares of any series or class.

Pursuant to the Declaration of Trust, the Trust has acknowledged that the name “Hewitt” is a property right of Hewitt and its affiliates and has agreed that Hewitt and its affiliated companies may use and permit others to use that name. If Hewitt ceases to be the administrator or distributor of the Trust, the Trust may be required to cease using the name Hewitt as part of its name or the name of the Fund, unless otherwise permitted by Hewitt or any successor to its interest in such name.

Information Concerning Investment Structure. A change in the investment objective, policies or restrictions of the Portfolio may cause the Fund to withdraw its investments in the Portfolio. Alternatively, the Fund could seek to change its objective, policies or restrictions to conform to those of the Portfolio. The investment objective and certain of the investment restrictions of the Portfolio may not be changed without the approval of investors in the Portfolio. When the Fund is asked to vote on such a change or on other matters concerning the Portfolio, the Fund will hold a shareholders’ meeting or vote its interest in the Portfolio in the same manner as other shareholders of the Portfolio voted.

Shares of the Portfolio are held by investors other than the Fund. These investors may include other series of the Trust, other mutual funds and other types of pooled investment vehicles. When investors in the Portfolio vote on matters affecting the Portfolio, the Fund could be outvoted by other investors. The Fund may also otherwise be adversely affected by other investors in the Portfolio. These other investors offer shares (or interests) to their investors that have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Portfolio may differ from the investment return of shares of the Fund. These differences in returns are also present in other fund structures. Information about other holders of shares of the Portfolio is available from Hewitt or the Distributor.

The Portfolio and MIP. The Fund pursues its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is a series of MIP, an open-end management investment company that is organized as a Delaware statutory trust. MIP was formed on October 20, 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust of MIP provides that investors in MIP are personally responsible for Trust liabilities and obligations, but only to the extent that MIP’s property is insufficient to satisfy such liabilities and obligations.

Ownership of the Fund. Set forth below is information with respect to each person who, to the Trust’s knowledge, owned beneficially or of record more than 5% of the Fund’s total outstanding shares and their aggregate ownership of the Fund’s total outstanding shares as of March 31, 2008.

Name and Address	Number of Shares	% of Shares
Pershing LLC (1) f/b/o Hewitt Harborside Financial Center III 6th Floor Jersey City, NJ 07311	309,102,826	100.00%

(1)	Shares are held of record on behalf of customers, and not beneficially.

Trustee and Officer Liability. Under the Trust’s Declaration of Trust and its By-Laws and under Delaware law, the Trustees, officers, employees and agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees or agents of the Trust, subject to the limitations of the Investment Company Act, which prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. Similar provisions are contained in the Declaration of Trust of MIP.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PWC”), 3 Embarcadero Center, San Francisco, California 94111, is the independent registered public accounting firm of the Trust. The independent registered public accounting firm is responsible for auditing the financial statements of the Fund annually and reviewing the tax returns of the Fund. PWC also serves as the independent registered public accounting firm of MIP and audits the financial statements of the Portfolio. The selection of the independent registered public accounting firm for the Trust and MIP is approved annually by their respective Audit committees and Boards of Trustees.

Custodian. State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, (the “Custodian”) serves as custodian of the Fund and the Portfolio and maintains custody of the securities and similar assets of the Fund and the Portfolio. The Custodian is authorized to hold these assets in securities depositories and to use sub-custodians. Cash held by the Custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits (presently, $100,000). State Street Bank and Trust Company also maintains the accounting books and records of the Fund and provides sub-administrative services.

Transfer Agent. State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Fund.

Shareholder Reports. Shareholders of the Fund are kept fully informed through annual and semi-annual reports showing diversification of investments, securities owned and other information regarding the activities of the Fund.

Disclosure of Portfolio Information. The Fund believes frequent and uniform fair disclosure to the public of information on the portfolio holdings of the Fund is in the best interests of the Fund’s shareholders and potential investors. However, this information is confidential and proprietary until uniform fair disclosure to the public is made. Selective disclosure of such information could have adverse ramifications for the Fund’s shareholders. The Board of Trustees has adopted and implemented a portfolio holdings disclosure policy. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders. The Board shall be updated as needed regarding the Fund’s compliance with these policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Hewitt and its affiliates.

The President or Secretary of the Fund may authorize disclosure of the portfolio information prior to public disclosure to the Fund’s principal service providers on an as needed basis. In addition to Hewitt and its affiliates, these service providers include the Fund’s independent registered public accounting firm (PricewaterhouseCoopers LLP), legal counsel (Bell, Boyd & Lloyd LLP), and financial printer (R.R. Donnelley & Sons, Inc.). While the Fund does not have separate confidentiality agreements with these service providers, and, accordingly, it is possible that the Fund’s portfolio information could become selectively disclosed, the Board believes that such disclosure is unlikely given the industry standards that such companies operate under and the Fund’s past experience with these companies. In addition, public knowledge of the companies’ failure to maintain the confidentiality of this information could likely cause severe reputational damage and therefore is unlikely. The Fund also expects that these service providers will not trade based on the information or use the information except as necessary in providing services to the Fund. The Fund’s policies prohibit Hewitt and the Fund’s other service providers from entering into any agreement to disclose the Fund’s portfolio holdings information in exchange for any form of consideration. These policies apply to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries, other service providers, and rating and ranking organizations. Certain affiliated persons of the Fund, including the trustees, may receive portfolio information prior to public disclosure in connection with preparation for board meetings and other instances necessary for the operation of the Fund.

The Fund’s portfolio holdings currently are disclosed to the public through its filings with the SEC. The Fund files its portfolio holdings with the SEC for each quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the year). Shareholders may obtain the Fund’s Form N-CSR and N-Q filings on the SEC’s Website at www.sec.gov. In addition, the Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Website or the operation of the public reference room.

After portfolio information has already been made public in an SEC filing, it may thereafter be disclosed to anyone and may be used in marketing literature and in communications to shareholders and others.

Legal Counsel. Bell, Boyd & Lloyd LLP, Three First National Plaza, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602, serves as counsel to the Trust.

Registration Statement. This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

Financial Statements. The Fund’s and the Portfolio’s audited financial statements appearing in the Annual Report to shareholders of the Fund, dated December 31, 2007, and the independent registered public accounting firm’s reports thereon are incorporated by reference in this SAI. The Annual Reports of the Fund, which contain the referenced statements, are available upon request and without charge.